UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 17, 2013

URS Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-7567	94-1381538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Montgomery Street, 26th Floor, San Francisco, California		94111-2728
(Address of Principal Executive Offices)		(Zip Code)

(415) 774-2700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

This Current Report on Form 8-K of URS Corporation, a Delaware corporation (the “Company”), is being filed to include (1) the audited consolidated financial statements of the Company as of December 28, 2012 and December 30, 2011 and for the years ended December 28, 2012, December 30, 2011 and December 31, 2010 (the “Financial Statements”) and (2) the independent registered public accounting firm’s report on the Audited Financial Statements and the effectiveness of internal control over financial reporting.

The Financial Statements in this Current Report on Form 8-K include a footnote (the “Condensed Consolidating Financial Information”) in the Notes to the Consolidated Financial Statements that provides supplemental guarantor financial information pursuant to Rule 3-10 of Regulation S-X. The condensed consolidating information in the Condensed Consolidating Financial Information is required as a result of the expected registration under the U.S. federal securities laws of certain senior notes issued by the Company and URS Fox US LP (“Fox LP”), a wholly owned subsidiary of the Company, that have been guaranteed by certain of the Company’s subsidiaries. The Condensed Consolidating Financial Information includes condensed consolidating financial information for the parent company, Fox LP, the subsidiary guarantors on a combined basis and the non-guarantor subsidiaries on a combined basis.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Exhibit

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.

99.1	Report of PricewaterhouseCoopers LLP, independent registered public accounting firm, and audited consolidated financial statements as of December 28, 2012 and December 30, 2011 and for the years ended December 28, 2012, December 30, 2011 and December 31, 2010.

101.INS*	XBRL Instance Document.

101.SCH*	XBRL Taxonomy Extension Schema Document.

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document.

101.LAB*	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document.

101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document.

*	Pursuant to Rule 406T of Regulation S-T, these interactive data files i) are not deemed filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, are not deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, irrespective of any general incorporation language included in any such filings, and otherwise are not subject to liability under these sections; and ii) are deemed to have complied with Rule 405 of Regulation S-T (“Rule 405”) and are not subject to liability under the anti-fraud provisions of the Section 17(a)(1) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 or under any other liability provision if we have made a good faith attempt to comply with Rule 405 and, after we become aware that the interactive data files fail to comply with Rule 405, we promptly amend the interactive data files.

SIGNATURE

According to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on April 17, 2013.

URS CORPORATION a Delaware corporation

By:	/s/ H. Thomas Hicks
H. Thomas Hicks
Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.

99.1	Report of PricewaterhouseCoopers LLP, independent registered public accounting firm, and audited consolidated financial statements as of December 28, 2012 and December 30, 2011 and for the years ended December 28, 2012, December 30, 2011 and December 31, 2010.

101.INS*	XBRL Instance Document.

101.SCH*	XBRL Taxonomy Extension Schema Document.

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document.

101.LAB*	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document.

101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document.

*	Pursuant to Rule 406T of Regulation S-T, these interactive data files i) are not deemed filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, are not deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, irrespective of any general incorporation language included in any such filings, and otherwise are not subject to liability under these sections; and ii) are deemed to have complied with Rule 405 of Regulation S-T (“Rule 405”) and are not subject to liability under the anti-fraud provisions of the Section 17(a)(1) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 or under any other liability provision if we have made a good faith attempt to comply with Rule 405 and, after we become aware that the interactive data files fail to comply with Rule 405, we promptly amend the interactive data files.